Exhibit 10.1
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                             2001 STOCK OPTION PLAN
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                          PCS RESEARCH TECHNOLOGY, INC.

                             2001 STOCK OPTION PLAN
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                                   ARTICLE ONE

                               GENERAL PROVISIONS
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     I.    Purpose of the Plan

           The PCS Research Technology, Inc. 2001 Stock Option Plan (the "Plan") is intended to assist PCS Research Technology, Inc. a Delaware corporation (the "Company"), and any entity which controls, is controlled by, or is under common control with the Company ("Related Entities") in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, "Participants"), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its stockholders.

           Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

     II.   Structure of the Plan

           Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options ("Stock Options") to purchase shares of the Company's Common Stock, $.0001 par value (the "Common Stock"). The Stock Options granted under the Plan are intended to be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not meet the requirements of Incentive Stock Options ("Non-Statutory Stock Options").

     III.  Administration of the Plan

           A. The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the
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Administrator may, in its discretion, accelerate the time at which a Stock
Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to determine Fair Market Value, to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan ("Agreements"), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

           B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

     IV.   Eligibility

           A.   The persons eligible to participate in the Plan are as follows:

                (i) Employees, directors and officers of the Company or any Related Entity;

                (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

                (iii) consultants agents and other independent advisors who provide services to the Company or to any Related Entity.

     V.    Stock Subject to the Plan

           A. Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

           Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares.

           B. Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option

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exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

           C. Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                               STOCK OPTION GRANTS
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     I.    Stock Option Terms

           Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; PROVIDED, HOWEVER, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

           A.   Exercise Price.
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                1.   The exercise price per share for Common Stock purchased
upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

                2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not be less than the Fair Market Value on the date the Incentive Stock Option is granted, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted owns stock of the Company or a Related Entity possessing more than ten percent (10%) of the aggregate voting power of all classes of stock of the Company or such Related Entity ("10% Stockholder"), the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

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                3.   Unless otherwise provided by the Agreement, the exercise
price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

                4. Cashless Exercise. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

                     (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

                     (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

           B.   Effect of Termination of Service.
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                1.   The following provisions shall govern the exercise of any
Stock Options held by a Participant at the time of cessation of Service or death:

                     (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                     (ii) Should Participant's Service terminate by reason of Disability, then the Participant shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                     (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant's will or the laws of descent and distribution shall have a period of six (6) month following the date of the Participant's death during which to exercise each outstanding Stock Option previously held by such Participant.

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                     (iv)   Under no circumstances, however, shall any such
           Stock Option be exercisable after the specified expiration of the option term.

                     (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

                     (vi) Should Participant's Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

                2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

                     (i) extend the period of time for which the Stock Option is to remain exercisable, following Participant's cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                     (ii) permit the Stock Option to be exercised, during tbe applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

           B. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the record holder of the purchased shares.

           C. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and

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the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

           D. Limited Transferability of Stock Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant's death.

     II.   Incentive Stock Options

           The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

           A. Eligibility. Incentive Stock Options may only be granted to Employees.

           B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

           C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

           D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, PROVIDED, HOWEVER, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III.  Corporate Transaction

           A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of

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Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding Stock Option shall not vest on such an accelerated basis if and to the extent:

                (i) such Stock Option is assumed by the successor Company (or parent thereof) in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently to be assigned to such successor Company (or parent thereof) or

                (ii) such Stock Option is to be replaced with a cash incentive program of the successor Company (or parent thereof) which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or

                (iii) the acceleration of such Stock Option is subject to other limitations imposed by the Administrator at the time of the option grant.

           B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor Company (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Administrator at the time the repurchase right is issued.

           C. Immediately following the consummation of the Corporate Transaction, all outstanding Stock Options shall terminate and cease to be outstanding, except to the extent assumed by the successor Company (or parent thereof).

           D. Each Stock Option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the Stock Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Stock Option, PROVIDED, HOWEVER, that the aggregate exercise price payable for such securities shall remain the same.

           E. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while a Stock Option remains outstanding, to structure one or more Stock Options so that those Stock Options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those Stock Options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those Stock Options are to be assumed in the Corporate Transaction.

           F. The Administrator shall also have full power and authority, exercisable either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding, to structure such Stock Option so that the shares subject to that Stock Option will automatically vest on an accelerated

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basis should the Participant's Service terminate by reason of an Involuntary
Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the Stock Option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any Stock Option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

           G. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

           H. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.   Cancellation and Regrant of Stock Options

           The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

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                                  ARTICLE THREE

                                  MISCELLANEOUS
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     I.    Financing

           The Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

     II.   Effective Date and Term of Plan

           A. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), PROVIDED, HOWEVER, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any Benefits granted under the Plan shall terminate.

           B.   The Plan shall terminate upon the EARLIEST of (i) May 31, 2011,
(ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding Stock Options in connection with a Corporate Transaction. Upon such Plan termination, all Stock Options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

     III.  Amendment of the Plan

           A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or unvested stock issuances at the time outstanding under the Plan unless the Participant or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

           B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants

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the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.   Use of Proceeds

           Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.    Withholding

           The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.   Regulatory Approvals

           The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

     VII.  No Employment or Service Rights

           Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining a Participant), which rights are hereby expressly reserved, to terminate a Participant's Service at any time for any reason, with or without cause.

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                                    APPENDIX
                                    --------

           The following definitions shall be in effect under the Plan:

           A.   Board shall mean the Company's Board of Directors.

           B. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

           C. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Company is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

           D. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

           E. Employee shall mean an individual who is in the employ of the Company (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

           F. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common

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     Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

           G. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                (ii) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than thirty percent (30%).

           H. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Related Entity) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Related Entity) may consider as grounds for the dismissal or discharge of any Participant, Participant or other person in the Service of the Company (or any Related Entity).

           I. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

           J. Service shall mean the provision of services to the Company (or any Related Entity) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

           K. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

           L. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).

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                          PCS RESEARCH TECHNOLOGY, INC.
                            2001 STOCK PLAN AMENDMENT

     This PCS Research Technology, Inc. 2001 Stock Plan (the "2001 Plan") is hereby amended as follows:

     1. Article One, Section V, Paragraph B of the 2001 is amended to read as follows:

          B. Aggregate Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 4,000,000 shares.

     2. Except as expressly amended, the provisions of the Plan shall remain in full force and effect.

     3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                              Adopted by the Board of Directors
                                              this 10th day of December 2001.




                                              Approved by the Stockholders
                                              this 10th day of May, 2002

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